Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2021
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers

3.       Revenue from Contracts with Customers

Voyage charters and contracts of affreightment: Revenues from voyage charters and contracts of affreightment amounted to $63,311 and $81,232 for the second quarter of 2021 and 2020, respectively, and for the first half of 2021, amounted to $128,450 compared to $151,043 for the prior year first half.

Time, bareboat charters and pooling arrangements: Revenues from time charter hire arrangements amounted to $73,104 and $109,538 for the second quarter of 2021 and 2020, respectively, and for the first half of 2021, amounted to $146,979 compared to $218,626 for the prior year first half.

Unearned revenue: Unearned revenue represents cash received within the reporting period, for which related service has not been provided. It primary relates to charter hire paid in advance and to revenue resulting from charter agreements with varying rates. As of June 30, 2021, unearned revenue amounted to $8,341 ($12,623 as December 31, 2020).